Exhibit 99.1

Synthesis Energy Systems Announces Closing of $8.7 Million Hongye

Equity Investment

— Previously Announced Additional Investment by Zhongmo Investment Management

Co. for $6.27 Million Continues its Closing Process —

HOUSTON, September 24, 2012 — Synthesis Energy Systems, Inc. (NASDAQ: SYMX) (“SES”) today announced the closing of its strategic equity investment from Hongye International Investment Group Co., Ltd. (“Hongye”) for a total of $8.7 million, representing 5,777,700 shares of SES common stock, or a 9.99% ownership interest. Hongye is expected to pay the remaining $596,090 of the aggregate purchase price for their shares, and receive their 397,393 share balance, at the closing of the Zhongmo Investment Management Co., Ltd. (“Zhongmo”) transaction. The agreement with Zhongmo calls for a total additional investment of $6.27 million, representing an additional 4,177,335 shares of SES common stock for an approximately 6.7% ownership interest in SES. This procedural revision is caused by the requirement of the Chinese regulation on foreign investment in shares of U.S. companies.

“Hongye has a strong presence in the coal industry in Inner Mongolia and is looking to expand its coal to chemicals and energy business there and elsewhere in China. This investment, in combination with SES’ unique coal gasification technology, provides SES and Hongye the ability to develop additional projects in China,” stated Colin S. Tam, Managing Director of SES China. “Potential cooperation includes acquisition of upstream coal reserves and downstream businesses such as SNG, natural gas distribution, chemical products such methanol, glycol, and ethanol. The objectives of these acquisitions are twofold: First, to secure low cost and reliable feedstock for future gasification projects and second, to provide immediate income and free cash flow to fund future development.”

“Closing the Hongye equity investment is an important milestone for our plans to more rapidly grow our SES China business. Hongye is an important strategic partner for SES in China and together with Hongye we are focused on securing China opportunities for near term earnings generation as well as long term value creation from low quality coal resources and projects utilizing our technology,” stated Robert Rigdon, president and CEO of SES. “In addition, we are actively working with our Zhongmo colleagues to close the pending $6.27 million investment into SES and we are pursuing new strategic financing opportunities for the SES China business.”

Management will provide additional information regarding the Hongye relationship during its fourth quarter and fiscal 2012 earnings call scheduled for tomorrow at 8:30 a.m. Eastern Time. Investors interested in participating on the call can listen via the Internet at www.synthesisenergy.com or by phone. Domestic callers should dial (800) 860-2442. International callers should dial (412) 858-4600.

About Synthesis Energy Systems, Inc.

SES provides technology, equipment and engineering services for the conversion of low rank, low cost coal and biomass feedstocks into energy and chemical products. Its strategy is to create value through providing technology and equipment in regions where low rank coals and biomass feedstocks can be profitably converted into high value products through its proprietary U-GAS® fluidized bed gasification technology, which SES licenses from the Gas Technology Institute. U-GAS® gasifies coal cost effectively, without many of the harmful emissions normally associated with coal combustion plants. The primary advantages of U-GAS® relative to other gasification technologies are (a) greater fuel flexibility provided by the ability of SES to use all ranks of coal (including low rank, high ash and high moisture coals, which are significantly cheaper than higher grade coals), many coal waste products and biomass feed stocks; and (b) the ability of SES to operate efficiently on a smaller scale, which enables the construction of plants more quickly, at a lower capital cost, and, in many cases, in closer proximity to coal sources. SES currently has offices in Houston, Texas, and Shanghai, China. For more information on SES and SRS, please visit www.synthesisenergy.com or call (713) 579-0600.

About Hongye

Hongye is a diversified group and is one of the top 100 private enterprises in Inner Mongolia. Hongye operates in three major business areas—energy and natural resources, finance and bio-pharmaceuticals. The major coal mine resources of Hongye are located in Wuhai City of Inner Mongolia.

About Zhongmo

Zhongmo is a private company principally engaged in providing financial and management consulting and advisory services. Zhongmo specializes in providing consulting services to Chinese enterprises looking for investment and financing solutions domestically as well as abroad.

SES Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations including its China platform initiative, its ability to reduce operating costs, the limited history and viability of its technology, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries, its ability to diversify, its ability to complete the restructuring of the ZZ Joint Venture, its ability to obtain the necessary approvals and permits for its future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project as well as the ability of the Yima project to produce revenues and earnings, the sufficiency of internal controls and procedures and the ability of SES to effect the remaining transactions with Hongye and Zhongmo and our ongoing discussions with ZJX and China Energy to grow its business and generate revenues and earnings as a result of its proposed China and India platform initiatives, as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Important Notice from SES

In connection with the proposed ZJX/China Energy transaction, SES has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and intends to mail the definitive proxy statement to the stockholders of SES. SES and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of SES in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statement to be filed by SES with the SEC.

You may obtain the preliminary statement and, when available, the definitive proxy statement, for free by visiting EDGAR on the SEC website at www.sec.gov. Investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

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Contact:

Synthesis Energy Systems, Inc.

Kevin Kelly

Chief Accounting Officer

(713) 579-0600

Kevin.Kelly@synthesisenergy.com

MBS Value Partners, LLC (Investors)

Matthew D. Haines

Managing Director

(212) 710-9686

Matt.Haines@mbsvalue.com

Feintuch Communications (Media)

Savannah Tikotsky

Senior Account Executive

(212) 808-4903

Savannah@feintuchpr.com

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